© 2015 Copyright. National MI EXHIBIT 99.1

1 EXHIBIT 99.1 Cautionary Note Regarding Forward–Looking Statements This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), and the U.S. Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “potential,” “will,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar words or phrases, including, but not limited to, statements regarding the outlook for our future business and financial performance. These risks and uncertainties include, but are not limited to, those set forth in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2014, as updated in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and as subsequently updated in other reports we file with the SEC. Any or all of our forward–looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward–looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward–looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, operating results, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) our limited operating history; (2) our future profitability, liquidity and capital resources; (3) developments in the world's financial and capital markets and our access to such markets; (4) retention of our existing certificates of authority in each state and the District of Columbia (D.C.) and our ability to remain a mortgage insurer in good standing in each state and D.C.; (5) changes in the business practices of the GSEs, including implementation of the new Private Mortgage Insurer Eligibility Requirements (“PMIERs”) or decisions that have the impact of decreasing or discontinuing the use of mortgage insurance as credit enhancement; (6) our ability to remain a qualified mortgage insurer under the PMIERs and other requirements imposed by the GSEs, which they may change at any time; (7) actions of existing competitors, including the FHA and VA, and potential market entry by new competitors; (8) adoption of new or changes to existing laws and regulations or their enforcement and implementation by regulators; (9) changes to the GSEs' role in the secondary mortgage market or other changes that could affect the residential mortgage industry generally or mortgage insurance in particular; (10) potential future lawsuits, investigations or inquiries or resolution of current inquiries, including a June 2015 letter from the Wisconsin Office of the Commissioner of Insurance (Wisconsin OCI) requesting that each MI company, including NMIC, respond to a number of inquiries related to whether the company has offered customized terms or rates; (11) changes in general economic, market and political conditions and policies, interest rates, inflation and investment results or other conditions that affect the housing market or the markets for home mortgages or mortgage insurance; (12) our ability to implement our business strategy, including our ability to write mortgage insurance on high quality low down payment residential mortgage loans, implement successfully and on a timely basis complex infrastructure, systems, procedures, and internal controls to support our business and regulatory and reporting requirements of the insurance industry; (13) our ability to attract and retain a diverse customer base, including the largest mortgage originators; (14) failure of risk management or investment strategies; (15) emergence of unexpected claim and coverage issues, including claims exceeding our reserves or amounts we had expected to experience; (16) failure to maintain, improve and continue to develop necessary information technology systems or the failure of technology providers to perform; and (17) ability to recruit, train and retain key personnel). All forward–looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements. Any forward–looking statement is qualified in its entirety by reference to the matters discussed in this presentation. Further, any forward–looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward–looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

2 EXHIBIT 99.1 Agenda 8:30 Introduction Brad Shuster Chairman & Chief Executive Officer 9:00 Customer Development & Insurance Operations Claudia Merkle Executive VP, Sales & Insurance Operations 10:00 Break 10:15 Risk Management Patrick Mathis Executive VP & Chief Risk Officer 10:45 Pricing & Returns Rob Smith Senior VP, Pricing & Portfolio Analytics 11:15 Financial Overview Glenn Farrell Executive VP & Chief Financial Officer 11:45 Questions & Answers

© 2015 Copyright. NMI Holdings Inc. EXHIBIT 99.1 Introduction to National MI Brad Shuster, Chairman & CEO

4 EXHIBIT 99.1 Founding Principles/ Differentiated Vision  “Built to Pay Claims” means following-through on our obligations to policyholders  In the aftermath of the financial crisis, the then- existing 7 private mortgage insurers rescinded or denied ~$10 billion of claims  National MI was first to offer 12-month rescission relief • Industry standard is 36 months • Vast majority of defaults due to underwriting defects or misrepresentation occur within 12 months or less from origination  12-month rescission relief has been a door- opener with many lenders and is favored by GSE’s  We expect lenders will appreciate the benefit of early rescission relief as our book matures and they experience our approach to claims handling “ “

5 EXHIBIT 99.1 Customer-Centric Approach  Founding vision: National MI built to pay its claims  Offer rescission relief and certainty of coverage after 12 months of timely borrower payments  12-month rescission relief reduces repurchase risk  Clean balance sheet with no legacy liabilities  Low risk-to-capital ratio  Ability to write ~$20 billion of new insurance before reaching risk-to-capital ceiling Underwriters deployed in the field close to customers Underwriting response times average 8 hours vs. 24-48 hours for competitors Modern, de novo IT, web and mobile platforms provide a streamlined customer experience Great Customer Service Strong Capital Base Innovative Coverage

6 EXHIBIT 99.1 Mortgage Insurance Premium Illustration  Mortgage insurance is a highly “sticky” product with an average life of five years and a persistency rate of ~80%  As new insurance written layers onto prior vintages, it creates a positive “stacking” effect, whereby MI policies deliver predictable recurring revenue Premiums Earned from $1B of NIW ($mm) Not a forecast. Assumes 55 bps premium yield and 80% persistency Cumulative Premiums Earned with $1B/Year of NIW Growth Not a forecast. Assumes $1B of NIW annnually; 55 bps premium yield and 80% persistency $5.5 $4.4 $3.5 $2.8 $2.3 $1.8 $1.4 $1.2 $0.9 $0.7 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 1 2 3 4 5 6 7 8 9 10 P re m iu ms E ar n ed Vintage 10 Vintage 9 Vintage 8 Vintage 7 Vintage 6 Vintage 5 Vintage 4 Vintage 3 Vintage 2 Vintage 1 Not a forecast. Assumes 55 bps premium yield and 80% persistency

7 EXHIBIT 99.1 Illustration: Earnings Power of Fast-Growing Mortgage Insurer Interest Income Premium Earned Expenses & Claims Development Stage Losses Profit Opportunity First 3 Years Next 5 Years Not a forecast. For illustrative purposes only.

EXHIBIT 99.1 MARKET OVERVIEW

EXHIBIT 99.1

NMI HOLDINGS INC. INVESTOR DAY 2015

Mortgage Insurance Market Overview

Sizing the MI Market

Total Mortgage Originations
$1.4 trillion - $1.5 trillion

~35% insured by private mortgage insurers or FHA/VA

Total Insured Addressable Market
~$500 billion

~40% written by private mortgage insurers

Target Market
~$200 billion annual NIW opportunity

- Mortgage insurance protects lenders against losses that result from defaults on home mortgages
- Freddie Mac's and Fannie Mae's federal charters prohibit the GSEs from purchasing a low down payment loan, unless the loan is credit enhanced
- MI provides the credit enhancement needed for lower down payment borrowers

Source: Mortgage Bankers Association, Fannie Mae, Freddie Mac

9

10 EXHIBIT 99.1  The MI industry has been characterized by long periods of profitability  The industry has demonstrated the ability to generate attractive ROEs  Public markets often have rewarded these businesses with valuations at a premium to book value Historically Profitable Industry 45% 49% 48% 37% 35% 33% 31% 30% 40% 27% 27% 26% 26% 24% 25% 24% 21% 22% 26% 26% 21% 22% 24% 19% 24% 24% 24% 19% 19% 24% 20% 24% 25% 29% 41% 19% 28% 60% 79% 74% 11 6% 13 4% 1 92% 11 2% 10 3% 65% 58% 50% 53% 59% 51% 50% 41% 32% 19% 15% 19% 22% 26% 38% 36% 41% 13 5% 21 8% 25 6% 17 4% 21 1% 16 5% 79% 32% 6 4% 7 7% 1 0 8% 1 1 6% 1 0 9% 1 4 9% 1 6 5% 2 2 2% 1 5 2% 1 3 0% 9 2% 8 4% 7 6% 7 7% 8 4% 7 5% 7 1% 6 3% 5 8% 4 5% 3 6% 4 1% 4 6% 4 5% 6 2% 6 0% 6 5% 1 5 4% 2 3 7% 2 8 0% 1 9 4% 2 3 5% 1 9 0% 1 0 8% 7 3% 0% 50% 100% 150% 200% 250% 300% 1 98 0 1 98 1 1 98 2 1 98 3 1 98 4 1 98 5 1 98 6 1 98 7 1 98 8 1 98 9 1 99 0 1 99 1 1 99 2 1 99 3 1 99 4 1 99 5 1 99 6 1 99 7 1 99 8 1 99 9 2 00 0 2 00 1 2 00 2 2 00 3 2 00 4 2 00 5 2 00 6 2 00 7 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 C o m b in ed R at io Expense Ratio Loss Ratio Private MI Combined Ratio (1980-2014) Source: SNL Financial, Regulatory filings for MI companies Historical Private MI Price / Book Multiple and ROE (1992-2014) 17 years of profitability 2.35x 2.21x 2.14x 2.40x 2.79x 4.23x 2.20x 2.85x 2.52x 1.94x 1.26x 1.43x 1.46x 1.30x 1.16x 0.53x 0.16x 0.42x 1.24x 0.52x 1.75x 2.15x 2.45x 15.9% 18.2% 17.6% 18.1% 18.0% 18.2% 18.7% 19.3% 20.2% 18.6% 17.1% 13.3% 14.2% 13.7% 13.1% (30.1%) (33.8%) (63.9%) (105.4%) (2.7%) (78.9%) (35.2%) 13.0% -31% -20% -10% 0% 10% 20% 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 1 99 2 1 99 3 1 99 4 1 99 5 1 99 6 1 99 7 1 99 8 1 99 9 2 00 0 2 00 1 2 00 2 2 00 3 2 00 4 2 00 5 2 00 6 2 00 7 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 R O E P ri ce / B o o k M u lt ip le Industry Price/Book ROE (120%) (80%) (40%)

11 EXHIBIT 99.1 Improving Purchase Market Source: Mortgage Bankers Association Mortgage insurance penetration of purchase is 4x that of refinancing Est

12 EXHIBIT 99.1 Favorable Demographic Trend 2,750,000 3,250,000 3,750,000 4,250,000 4,750,000 34-Year-Old Population 2015-2024  First-time homebuyers represent a significant future opportunity  Average age of a first-time homebuyer is 34 • More Americans will enter the typical first-time homebuyer age nearly every year over the next decade • Approximately 38 million Americans will reach the age of an average first time homebuyer over the next decade Source: Vital Statistics Bureau

13 EXHIBIT 99.1 Steady Improvement in Home Purchase Sentiment 40 45 50 55 60 65 70 75 80 85 90 Ma r-1 1 Jun-1 1 Se p -1 1 De c-1 1 Ma r-1 2 Jun-1 2 Se p -1 2 De c-1 2 Ma r-1 3 Jun-1 3 Se p -1 3 De c-1 3 Ma r-1 4 Jun-1 4 Se p -1 4 De c-1 4 Ma r-1 5 Jun-1 5 Se p -1 5 Home Purchase Sentiment Index • Home Purchase Sentiment Index based on six key National Housing Survey questions related to housing affordability and attractiveness Source: Fannie Mae

14 EXHIBIT 99.1  Strong public policy bias toward decreasing taxpayer exposure to mortgage market • Despite this bias, FHA/VA expected to continue to be attractive option for low down payment and higher risk borrowers • Public statements of many lenders indicate they are de-emphasizing government lending  Unlikely that GSE charters requiring private mortgage insurance will change  “Deep Cover” mortgage insurance could expand market  Capital markets competition vs. private mortgage insurance has not materialized  Capital requirements are barrier to new MI entrants Competitive/Regulatory Environment National MI is Highly Focused on Our Opportunity for Growth in the ~200B Market for Private Mortgage Insurance

15 EXHIBIT 99.1  Differentiated value proposition is winning with customers  Achieving rapid growth in a competitive industry  Poised for profitability in 2016 and targeted mid-teens returns over time  Led by a talented and deep management team Themes for Today

© 2015 Copyright. NMI Holdings Inc. EXHIBIT 99.1 Customer Development & Insurance Operations Claudia Merkle, Executive VP, Sales & Insurance Operations

EXHIBIT 99.1 SALES STRUCTURE & CUSTOMER DEVELOPMENT

18 EXHIBIT 99.1  Field Sales, Regional Accounts: 7 Geographic Regions, managed by 7 Managing Directors, ~50 Sales Representatives  National Accounts: 5 Sales professionals, managing 40-50 lenders Sales Structure

19 EXHIBIT 99.1 Customer Development Market Structure Few instances where all 7 MI’s are approved and allocated share National MI Penetrates New Account (Approved Master Policy) Central Allocation Transactional MI allocated centrally and share distribution is driven by customer management, usually based on relationship, value proposition and counter- party strength MI allocated at the loan level by loan officers, processors, and underwriters, based on a number of factors, including price, ease of use, and relationships Lender Allocates MI Based on Two Primary Methodologies Typically 3-4 Approved MI’s in Any Given Account National MI builds relationships with both lender management and individual decision-makers to gain share of accounts

20 EXHIBIT 99.1 Mortgage Insurance Market Stratification Top 10 Lenders [PERCENT AGE] Top 11-40 Lenders [PERCENT AGE] All [CATEGOR Y NAME] [PERCENT AGE] Total Controllable MI (Retail / Wholesale MI by Lender) • Top 10 Lenders who control the MI decision represent 19% of the MI market • The next 30 lenders represent 17% of the MI market • Remaining 64% of the market comprised of more than 1,000+ lenders We are Focused on Winning in All Accounts; Our Greatest Opportunity is Within the Large and Fragmented Market of Regional Lenders ~ 1500 Lenders

21 EXHIBIT 99.1 Current Penetration Based on Active Customer Relationships [CATEGO RY NAME] 6 [CATEGO RY NAME] 4 Top 10 Mortgage Originators Inside Mortgage Finance YTD2015 [CATEGO RY NAME] 12 [CATEGO RY NAME] 18 Top 11-40 Mortgage Originators Inside Mortgage Finance YTD2015  National MI is active with 18 of the top 40 lenders that control the MI decision • Because few lenders use all 7 MI’s, we do not expect to penetrate all of the top 40 • Over time, our goal is to develop active customer relationships with 20-25 of the top 40 lenders  In total, we have received applications from 524 lenders out of 906 approved Master Policies ever-to-date

22 EXHIBIT 99.1 Achieved Critical Mass in the Correspondent Market 16.3% 15.4% 7.3% 7.2% 4.8% 3.7% 3.4% 2.8% 2.7% 2.5% 2.2% 2.1% 2.0% 1.7% 1.5% 1.3% 1.2% 1.2% 1.1% 0.9% 0.7% 0.6% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% C u st o m e r 1 C u st o m e r 2 C u st o m e r 3 C u st o m e r 4 C u st o m e r 5 C u st o m e r 6 C u st o m e r 7 C u st o m e r 8 C u st o m e r 9 C u st o m e r 1 0 C u st o m e r 1 1 C u st o m e r 1 2 C u st o m e r 1 3 C u st o m e r 1 4 C u st o m e r 1 5 C u st o m e r 1 6 C u st o m e r 1 7 C u st o m e r 1 8 C u st o m e r 1 9 C u st o m e r 2 0 C u st o m e r 2 1 C u st o m e r 2 2  As of September 30, 2015, we are approved with the Top 22 Residential Correspondent Lenders, representing 83% of the correspondent market Represents Top Residential Correspondent Lenders in Q4 14 as defined by Inside Mortgage Finance. Top Residential Correspondent Aggregators and Respective Share of Correspondent Market*

23 EXHIBIT 99.1 NIW Growth and Market Share Gains 0.4% 1.2% 1.0% 1.9% 3.7% 3.9% 4.3% 5.9% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 National MI Market Share 557 936 1154 1945 2934 6033 418 757 542 603 699 1844 0 5,000 10,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 YTD 2015 N IW $ M ill io n s Flow NIW Aggregated Single NIW $1.7B $2.5B $3.6B $7.9B $1.7B $1.0B $0.4B $0.4B NIW Growth

24 EXHIBIT 99.1 Customer Base Customers with Approved Master Policies and Those Generating Applications/NIW During the Period  Approved master policies with 906 lenders as of September 30, 2015  Master policies growing by approximately 15-20 per month YTD  Recently approved master policies now converting quickly to generating NIW  We expect to have approved master policies with approximately 975 customers by year-end 2015 64 195 305 436 570 664 735 777 842 906 906 6 19 43 55 145 222 288 320 366 419 524 4 9 22 35 94 180 251 291 340 391 475 [VALUE] 0% 10% 20% 30% 40% 50% 60% - 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1,000 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Ever to Date Nu m b e r o f C u st o m e rs Master Policies Generating Apps Generating NIW % of MPs Delivering NIW

25 EXHIBIT 99.1 Customer Development - Differentiation  National MI has designed its value proposition to appeal to both MI decision models by providing “best in class” offerings across all facets of private mortgage insurance • Terms of Coverage / Financial Strength (Counter-Party Risk): With an innovative Master Policy, National MI provides an industry best assurance that claims will be paid  Pioneered 12 month rescission relief  Sensible Servicing – a commitment to consider life events  All independently validated loans checked for ATR • Guidelines / Ease of Use: National MI’s guidelines align with GSE guidelines with very few overlays, eliminating the concern that MI will be a hurdle to closing a loan  National MI’s guidelines offer a wide spectrum of insurability for portfolio loans and private securitizations • Service: National MI’s non-delegated underwriting team offers industry-leading service levels and expedited processing when needed

26 EXHIBIT 99.1 What We Are Hearing from Customers “Fantastic turn times!” “Your system is easy to use.” “You are consistent!”

27 EXHIBIT 99.1  Great momentum for continued success  Proven track record to continue to win  Large market opportunity  Financial capacity for counter party strength  Unique differentiators in our coverage terms and how we approach the business  Ease of use  Seasoned sales team that’s built to succeed In Summary

EXHIBIT 99.1 OPERATIONS & UNDERWRITING

29 EXHIBIT 99.1 Lender Approval Lender Requests MI Insurance from National MI Underwriting Review Processes Service Active Policies & Billing Remittance Manage Defaults & Claims Operations & Underwriting Fulfillment Process Joint Review process, Risk Ops & Policy Servicing Approved Customer submits Individual MI Coverage Application Channel Specific Review Processes Ensure a Quality Portfolio Default Reporting, Loss Mitigation, & Claims Manage Billing and Certificate Maintenance Processes Lender Approval Origination & Underwriting Servicing

EXHIBIT 99.1

NMI HOLDINGS INC. INVESTOR DAY 2015

Underwriting Channel Options

Non-Delegated

~40% of Applications

Average 8-hour Turn Time

- Customer submits transaction data and credit file to National MI
- National MI Underwriters perform risk assessment and ensure eligibility
- Decision communicated to customer
- Commitment and Certificate of Insurance Issued by National MI

For customers:

- Not wanting the MI decision responsibility
- Wanting a second opinion
- Not granted delegated authority

Delegated

~60% of Applications

Minutes to Receive Certificate

- Customer submits transaction data to National MI
- Customer pulls Certificate and Commitment of Insurance

For customers:

- With proven risk management and underwriting experience
- With rigorous process and validation controls
- With high volume requiring immediate response

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31 EXHIBIT 99.1 Sales Support Solution Center Risk Ops Customer Support – Team Approach National MI’s Risk Operations group (DROs) provides timely responses on a variety of customer and program requests National MI’s Solution Center is staffed to help our customers and provide technical underwriting assistance with Lender loan submissions, with a focus on efficient resolution of customer related issues National MI’s Sales Support team provides internal support to Sales in order for sales to concentrate solely on our customers Available 8 am – 8 pm Eastern Phone: 855.317.4664 Email: solutioncenter@nationalmi.com

EXHIBIT 99.1 INTERMISSION

© 2015 Copyright. NMI Holdings Inc. EXHIBIT 99.1 Risk Management Patrick Mathis, Executive VP & Chief Risk Officer

34 EXHIBIT 99.1 Risk Management Framework  Board and senior management oversight • Board Risk Committee • Management Risk Committee  Policies governing critical risk activities including: • Insurance underwriting: Underwriting Guidelines Manual • Other risk management activities: Risk Policy Manual • Lender approval and monitoring • Underwriting and exception authority delegation • Independent validation and QC requirements and tolerances • Portfolio concentration guidelines and monitoring • Underwriting guideline, risk policy and pricing changes • Other (loss mitigation, pool insurance, risk sharing, etc.)  Independent internal audit

35 EXHIBIT 99.1 Management Risk Committee Responsibilities  Management Risk Committee approves: • Pricing changes • Bids on aggregated flow transactions or pool transactions, such as the 2013 Fannie Mae pool • Material Credit Policy changes • New products  Management Risk Committee reviews: • Portfolio concentrations • Underwriting quality control results

36 EXHIBIT 99.1 Concentration Limits and Monitoring  Risk limits tracked via established reports and monitored by Risk Management and Risk Committee in regularly scheduled monthly and quarterly meetings  Portfolio concentrations are reported to Management Risk Committee monthly and Board Risk Committee quarterly  We underwrite or independently validate the vast majority of loans we insure; therefore, we have very good insight into the credit quality of our portfolio Category Total RIF 95.01 - 97.0% LTV 3.4% 620-659 FICO 0.6% ARMS with Reset < 5 yrs. 0.1% Cash-Out Refinance 0.5% Second Home 2.0% Investor 0.1% Condo/Co-op 7.6% California 13.1% Self Employed 7.6% Data as of 10/31/15

37 EXHIBIT 99.1 Underwriting Today Versus Before the Crisis  Qualified Mortgage requirements and prevailing winds of sanity among key investors have led to near extinction of the riskier categories of >80 LTV loans: • Stated income • No/alternative documentation • Negative amortization • Interest only • Cash-out refi • 100% LTV  The remaining types of layered risk loans consist of: • Loans for investment properties • Loans for second/vacation homes  MI and GSE FICO requirements are higher for these types of loans and/or LTV maximums are lower today than they were in the 2005-2008 timeframe  MI premium adjusters are added for these types of loans as well  We at National MI have underwritten or fully reviewed over 90% of the loans in our portfolio, significantly more than the industry average

38 EXHIBIT 99.1 National MI Book Now Versus Legacy Book 2009  We have none of the most volatile layered risk loans in our portfolio: • Stated Income and No doc • Subprime (< 620 FICO) • Interest only • 100% LTV  The FICO distribution is significantly better today than it was during the 2004-2008 timeframe Attribute Legacy MI 12/31/2009 Stated + No Doc 12.4% <620 FICO 10.0% Interest Only 7.3% 97%-100% LTV 28.2% >=720 42.0% Fixed Rate 84.5% *97% Only **46% of NMI portfolio is >= 760 FICO National MI 10/31/2015 0.0% 0.0% 0.0% 3.4%* 77.8%** 97.5%

39 EXHIBIT 99.1 Estimated Stress Losses – Portfolio Today Versus 2007 Source: Milliman, Inc – Analysis Of Deep Coverage Mortgage Insurance, October 15, 2015. http://www.usmi.org/wp-content/uploads/2015/10/Milliman-Report-Analysis-of-Deep-Coverage-MI-FINAL.pdf Industry-reported loss rates Modeled stress loss rate 2007 quality book Modeled stress loss rate 2015 quality book LTV [620-639] [640-659] [660-679] [680-699] [700-719] [720-739] [740-850] 80-85 20.4% 17.7% 14.3% 11.9% 9.4% 7.7% 4.2% 85-90 26.5% 22.4% 20.6% 16.1% 12.5% 10.0% 5.9% 90-95 30.8% 27.2% 23.1% 18.5% 15.6% 12.2% 7.3% 95+ 38.0% 34.1% 29.1% 24.3% 20.3% 16.4% 9.8% CREDIT SCORE B. Stress Standard Coverage Mortgage Insurance Loss Rate Actual Reported Paid Loss ate to Date Estimated Development Projected Final Loss Rate 2006 Book Year 19.5% 90.0% 21.6% 2007 Book Year 22.7 80.0 28.4

40 EXHIBIT 99.1 Key Risk Management Themes  Regulatory changes and “industry PTSD” have led to: • Benign underwriting environment that will likely last for many years • Higher average FICO score in the over 80 LTV conventional market that will drive lower expected and stress losses  National MI has an additional layer of risk mitigation by underwriting pre-close or fully reviewing post-close more than 90% of the loans in our portfolio  GSE eligibility requirements (PMIERs) effective 1/1/16 provide a new and comprehensive financial safety and soundness framework for the MI industry

© 2015 Copyright. NMI Holdings Inc. EXHIBIT 99.1 Deep Dive on MI Pricing Robert Smith, Senior VP, Pricing & Portfolio Analytics

42 EXHIBIT 99.1 Pricing Model Overview  Three main components of MI pricing: 1. Expected losses  Estimated by historical performance of similar insured loans  High quality of today’s originations lead to low expected loss 2. Expenses  MI expenses are largely fixed; acquisition costs are 10-20% of total expenses 3. Capital  GSE PMIERs are likely to be binding constraint in managing capital going forward  Other components include investment income, taxes, and expected duration

43 EXHIBIT 99.1 1. Expected Losses  Expected (non-stress) losses are lower than historical norms due to differences in loan quality Source: Milliman, Inc – Analysis Of Deep Coverage Mortgage Insurance, October 15, 2015 http://www.usmi.org/wp-content/uploads/2015/10/Milliman-Report-Analysis-of-Deep-Coverage-MI-FINAL.pdf LTV [620-639] [640-659] [660-679] [680-699] [700-719] [720-739] [740-850] 80-85 6.2% 5.3% 4.2% 3.5% 2.8% 2.3% 1.2% 85-90 8.2% 6.6% 6.0% 4.5% 3.3% 2.7% 1.6% 90-95 9.2% 7.8% 6.3% 4.9% 4.0% 3.0% 1.8% 95+ 10.9% 9.4% 7.6% 6.2% 5.0% 4.0% 2.3% Credit Score A. Expected Standard Coverage Mortgage Insurance Loss Rate Modeled loss rate 2007 quality book Modeled loss rate 2015 quality book

44 EXHIBIT 99.1 2. Expenses - Example  With a 710 FICO/95% LTV loan, and 30% coverage, the premium was built primarily on expected losses, with expense representing only 9% of the premium a Loan Size $ 220,000 b LTV 95% c FICO 710 d Coverage 30% e Loss Rate 4.00% f Average Life Yrs 4.50 Expenses g Acquisition $ 100 h Overhead Allocation $ 900 Capital i Asset Charge (PMIERs) 10.50% j Required Assets bps (d x i x f x 10,000) 1,418 k Target ROA 15% l After Tax Profit Required bps (j x k) 213 m Loss bps (d x e x 10,000) 120 n Expense bps (g + h )/a x 10,000 45 o Pretax Profit Required bps (l / 0.65) 327 p Premium bps (m + n + o) 493 q Expense Proportion (n / p) 9%

45 EXHIBIT 99.1 2. Expenses - Example  As mid-teens expected returns are held constant, but expected loss rates come down, acquisition and allocated expenses can be more than 50% of the premium rate a Loan Size $ 220,000 $ 220,000 b LTV 95% 85% c FICO 710 790 d Coverage 30% 12% e Loss Rate 4.00% 1.20% f Average Life Yrs 4.50 4.50 Expenses g Acquisition $ 100 $ 100 h Overhead Allocation $ 900 $ 900 Capital i Asset Charge (PMIERs) 10.50% 1.58% j Required Assets bps (d x i x f x 10,000) 1,418 85 k Target ROA 15% 15% l After Tax Profit Required bps (j x k) 213 13 m Loss bps (d x e x 10,000) 120 14 n Expense bps (g + h )/a x 10,000 45 45 o Pretax Profit Required bps (l / 0.65) 327 20 p Premium bps (m + n + o) 493 80 q Expense Proportion (n / p) 9% 57%

46 EXHIBIT 99.1 3. Capital  PMIERs required asset charges are likely to be the binding constraint in managing capital • The first PMIER grid below is the required asset charge expressed as a percentage of risk in force • The second grid is the inverse, a maximum risk to assets multiple  State regulators, when they act, are unlikely to impose more stringent requirements LTV >760 740-759 720-739 700-719 680-699 620-679 97% 4.83% 7.60% 9.84% 11.55% 14.25% 19.20% 95% 4.39% 6.91% 8.95% 10.50% 12.96% 17.45% 90% 3.07% 5.07% 6.63% 8.14% 10.04% 14.34% 85% 1.58% 2.73% 3.61% 4.66% 5.85% 9.17% LTV >760 740-759 720-739 700-719 680-699 620-679 97% 20.7 13.2 10.2 8.7 7.0 5.2 95% 22.8 14.5 11.2 9.5 7.7 5.7 90% 32.6 19.7 15.1 12.3 9.6 7.0 85% 63.2 36.6 27.7 21.5 17.1 10.9 A minimum asset charge of 5.6% will be applied regardless of the portfolio weighted average (17.9 x Risk to Assets)

47 EXHIBIT 99.1 Capital  Multipliers further impact pricing, especially in regards to LPMI Risk Feature Multiplier Not underwritten with full documentation 3.00 Investment property at origination 1.75 DTI ratio greater than 50% 1.75 Mortgage payment is not fully amortizing 2.00 Cash out refinance 1.50 Original maturity term 20 years or less 0.50 LPMI with original LTV greater than 90%* 1.10 LPMI with original LTV less than or equal to 90%* 1.35 *The multipliers for LPMI apply to insured loans with note dates on or after January 1, 2016

48 EXHIBIT 99.1 Pricing Changes  Current industry rate cards, created pre-PMIERs, do not produce consistent returns post-PMIERs  LPMI Price Increase Effective 1/1/2016: • To generate mid-teens returns, we are increasing our LPMI Single Premium national rates by approximately 16% on average, effective January 1, 2016  On average, current BPMI Monthly premiums generate an acceptable return  However, returns are inconsistent across FICO/LTV/Coverage options  We have been piloting a BPMI Monthly rate card that targets a consistent mid-teens return across all FICO/LTV/Coverage combinations

49 EXHIBIT 99.1  National MI’s risk-based pricing model is designed to deliver mid-teens returns across the FICO/LTV/Coverage spectrum and eliminate the cross-subsidies across the BPMI rate card  National MI is offering a rational response to PMIERs capital requirements In Summary

© 2015 Copyright. NMI Holdings Inc. EXHIBIT 99.1 Driving Financial Performance Glenn Farrell, Chief Financial Officer

51 EXHIBIT 99.1  New Insurance Written YTD 2015 more than double full year 2014  Primary insurance-in- force tripled YTD to $10.6B as of 9/30/15 2015 YTD Financial Highlights 0.5 0.9 1.8 3.4 4.8 7.2 10.6 0.5 0.7 2.6 4.2 5.7 7.6 11.6 0 2 4 6 8 10 12 14 0 2 4 6 8 10 12 14 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 II F $B ill io n s P re m iu m Ea rn e d $ M ill io n s Insurance-in-Force & Premiums Earned Primary Insurance in Force Premium Earned - Primary 557 936 1154 1945 2934 6033 418 757 542 603 699 1844 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 YTD 2015 New Insurance Written Flow NIW Aggregated Single NIW $1.7B $2.5B $3.6B $7.9B $1.7B $1.0B $0.4B $0.4B

52 EXHIBIT 99.1  We have opportunistically penetrated new accounts and grown scale with a higher mix of LPMI singles  Going forward, we expect our LPMI single premium price increases and balanced BPMI monthly rates will drive change in product mix Product Mix Monthl y Premiu m 50% Single Premiu m 50% YTD 2015 Mix Monthl y Premiu m 75% Single Premiu m 25% Target/Market Mix New Insurance Written

53 EXHIBIT 99.1  Establishing requisite infrastructure – principally insurance operations, IT, and sales – drove expense level through 2015  Going forward, we expect the majority of expense growth will be volume-related Expense History and Outlook Interest Income Premium Earned Expenses

54 EXHIBIT 99.1  Unencumbered by legacy book of business  Weighted Average FICO of 750 and Weighted Average LTV of 92% as of Sept. 30, 20151 Clean Post Crisis Insurance Book RIF by Vintage RIF by LTV 2015, 73.0% 2014, 26.3% 2013, 0.7% RIF by FICO Score 740+, 62.2% 680- 739, 33.7% 620- 679, 4.1% Existing business written at attractive mid-teen returns Note: Data reflects Primary business, 1 Data for monthly policies 80- 85%, 8% 85- 90%, 34% 90- 95%, 55% >95%, 3%

55 EXHIBIT 99.1 412 408 408 150 0 100 200 300 400 500 600 Q2 2015 Q3 2015 Q32015 Pro Forma Total Capital Equity Debt Balance Sheet & Capital Position 434 447 592 0 100 200 300 400 500 600 700 Q2 2015 Q3 2015 Q32015 Pro Forma Cash & Investments $558M

56 EXHIBIT 99.1  On November 10, 2015, we raised $150 million senior secured Term Loan B • Provides capital for growth – now have capacity to write ~$20 billion of new insurance • Enables PMIERs compliance as of 12/31/2015 • Lower cost capital relative to equity • JP Morgan was sole arranger • Small group of institutional lenders  Terms • 3-year tenor • LIBOR + 7.50% with 1.00% LIBOR floor • Opportunity to refinance without penalty after one year Recent Capital Raise

57 EXHIBIT 99.1 Loss Development 1 2 3 4 5 6 7 8 9 10 Vintage 10 Vintage 9 Vintage 8 Vintage 7 Vintage 6 Vintage 5 Vintage 4 Vintage 3 Vintage 2 Vintage 1 5.0% 9.0% 16.0% 17.5% 18.0% 16.0% 12.0% 3.0% 2.0% 1.0% 1 2 3 4 5 6 7 8 9 10 0% 5% 10% 15% 20% Percentage of Total Expected Loss That Develops, by Year • Loss Development: Peak losses occur in years 3-6 of loan • With growing NIW, high credit quality and default rate of 2.5%, loss ratios for a new entrant can stay well below 15% for a decade Vintage 1 enters peak loss period Vintage 2 enters peak loss period Years Years Smallest books enter peak losses as successively larger books are producing premium

58 EXHIBIT 99.1  We are driving strong growth in NIW, insurance-in- force, and revenue  Expense growth is moderating with build-out of infrastructure  Expect profitability in 2016  Financial model drives significant operating leverage going forward  Well capitalized Summary

EXHIBIT 99.1 QUESTIONS & ANSWERS

EXHIBIT 99.1 APPENDIX

EXHIBIT 99.1

Highly Experienced Management Team

NMI HOLDINGS INC. INVESTOR DAY 2015



Bradley Shuster
Chairman of the Board and Chief Executive Officer

- Chairman and CEO of NMI since 2012
- Served as an executive of The PMI Group, Inc. ("PMI") from 2003 to 2008, with roles as President of International and Strategic Investments, CEO of PMI Capital Corporation, Executive Vice President of Corporate Development, Senior Vice President, Treasurer and Chief Investment Officer



Glenn Farrell
Exective VP and Chief Financial Officer

- Joined NMI in 2015 as Executive Vice President and Chief Financial Officer
- Formerly an audit partner with KPMG LLP, serving in several leadership positions over 35 years, including audit practice leader and partner-in-charge of the firm's Northern California business



William Leatherberry
Executive VP and General Counsel

- Nearly 20 years of experience in corporate law, including mergers and acquisitions, securities law, corporate governance and compliance oversight
- Prior to National MI, Mr. Leatherberry served as Executive VP, General Counsel and Secretary for Century Aluminum, a publicly traded primary aluminum company with over $1.5 billion in revenues



Patrick Mathis
Executive VP, Chief Risk Officer

- More than 25 years of experience in the insurance, mortgage and financial industries, including executive level positions in the areas of risk and credit management
- Mr. Mathis previously served as Senior VP, Head of Credit Risk Management for PMI from January 2009 to May 2012



Claudia Merkle
Executive VP, Chief of Sales & Insurance Operations

- Joined NMI in May 2012; leads Sales, Underwriting Fulfillment, and Risk Operations
- 15 years' experience in mortgage and MI sales
- Prior to NMI she served as Vice President, Regional Manager at Meridian Mortgage



Robert Smith
Senior VP, Pricing Strategy & Portfolio Analytics

- Joined National MI in 2012, and has more than 17 years' experience in the mortgage and financial services industry, including previous roles at Washington Mutual and PMI Mortgage Insurance.
- He is a Chartered Financial Analyst and holds a master's degree in Engineering from Stanford University and an MBA from Stanford's Graduate School of Business.

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